1 fcx.com FCX Conference Call 3rd Quarter 2024 Results October 22, 2024

2 This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs (credits) and operating costs; capital expenditures; operating plans (including mine sequencing); cash flows; liquidity; PT Freeport Indonesia’s (PT-FI) commissioning, remediation and ramp up of its new smelter and completion and full production at the precious metals refinery (PMR) (collectively, the new downstream processing facilities); potential extension of PT-FI’s IUPK beyond 2041; export licenses; export duties; export volumes; timing of shipments of inventoried production; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business and stakeholders related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper and gold; PT-FI’s ability to continue to export and sell or inventory copper concentrates and anode slimes through remediation or completion, as applicable, and full ramp-up of its new downstream processing facilities; changes in export duties; completion of remediation activities and achieving full ramp-up of the new smelter in Indonesia; completion and full production at the PMR; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine or inventory; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; process relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; litigation results; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks; and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 3Q24 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 27. For forward-looking non-GAAP measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non- GAAP measures are estimated consistent with the relevant definitions and assumptions. Cautionary Statement

THE VALUE OF COPPER

FREEPORT
FOREMOST IN COPPER

Highlights

- Solid operating performance
  - Copper sales 2% above guidance
  - Gold sales 17% above guidance
  - Unit net cash costs 34¢/lb below 3Q23; 32¢/lb below guidance
- Strong Adjusted EBITDA and Cash Flow generation
- Progressing long-term growth options
  - Innovative copper leach initiatives advancing
  - Advancing optionality in organic growth portfolio
- Purchased additional shares in Cerro Verde for $210 mm
  - Increased ownership to 55.08% from 53.56%
- Net Debt: $0.5 bn (excluding $3.2 bn for PT-FI's new downstream processing facilities)*
- Favorable market fundamentals and outlook

Key Stats	3Q24 Actual	July Estimates
Copper Sales (mm lbs)	1,035	1,010
Gold Sales (k ozs)	558	475
Unit Net Cash Costs ($/lb)	$1.39	$1.71
	Copper	Gold
3Q24 Price Realization	$4.30/lb	$2,568/oz

3Q24
($ bns)



$2.7 (1)
$1.9 (2)
$0.9 (3)
Adjusted EBITDA
Operating Cash Flow
CAPEX, excl. Smelter

9 mos. Ended 9/30/24
($ bns)



$7.9 (1)
$5.7 (2)
$2.6 (3)
Adjusted EBITDA
Operating Cash Flow
CAPEX, excl. Smelter

(1) *A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 27.*
(2) Net of working capital and other uses of <$0.1 bn for 3Q24 and 9 mos. ended 9/30/24.
(3) 3Q24 includes $0.4 bn for major projects and excludes $0.3 bn for the Indonesia downstream processing facilities; 9 mos. ended 9/30/24 includes $1.3 bn for major projects and excludes $1.0 bn for the Indonesia downstream processing facilities.
NOTE: Refer to non-GAAP disclosure on slide 2.

* Net debt equals consolidated debt of $9.7 bn less consolidated cash and cash equivalents of $5.0 bn and current restricted cash associated with PT-FI's export proceeds, which totaled $1.0 bn at 9/30/24. Refer to non-GAAP disclosure on slide 2.

3

4 Copper Market Commentary $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 250,000 500,000 750,000 1,000,000 1,250,000 1,500,000 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 LME Copper Settlement Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg * As of 10/21/24 • U.S. - Strong demand in power cable and building wire offset by weakness in residential and autos • China - Ongoing demand from grid spending and EV growth; supportive stimulus measures • Favorable fundamentals o Demand acceleration supported by secular trends - Decarbonization, Electrification, Technology and Connectivity o Supply limitations o Copper’s physical attributes, including superior electrical conductivity, make it the metal of electrification Copper Prices ($/lb) 3Q Avg YTD Avg* Oct. Avg* LME Settlement $4.18 $4.16 $4.36 COMEX $4.23 $4.23 $4.42

THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

3Q 2024 Operations Update

North America

Cu Sales: 316 mm lbs
Unit Net Cash Costs: $3.24/lb

- Driving initiatives on asset efficiency, productivity and cost controls to mitigate lower ore grades
- Innovative leaching projects at >200 mm lbs / annum run rate; focused on scaling higher

South America

Cu Sales: 293 mm lbs
Unit Net Cash Costs: $2.44/lb*

Cerro Verde

- Mill rate averaged >420k t/d
- Improved recoveries
- Reached new 4-year labor agreement with second union in October 2024**
- FCX purchased 5.3 mm shares of Cerro Verde common stock for $210 mm
  - Increases FCX's ownership interest in Cerro Verde to 55.08% from 53.56%

Indonesia

Cu Sales: 426 mm lbs
Au Sales: 554 k ozs
Unit Net Cash Credits: 71¢/lb

- Cu & Au sales above prior estimates
- Mill rate averaged 206k t/d
- Gold and other credits significantly exceeded operating costs
- Completing mill recovery project with the installation of a new copper cleaner circuit
- Working to restore new smelter operations following recent fire incident

* Includes 12¢/lb for nonrecurring labor-related charges associated with new CLA
** Follows April agreement with other union

NOTE: Refer to non-GAAP disclosure on slide 2.

5

6 Indonesia Downstream Processing Update • Start-up activities commenced in 3Q24 • Fire incident on October 14th in gas cleaning facility o No injuries o Damaged infrastructure for production of sulfuric acid o Damage and root cause assessments being conducted • Smelter operations temporarily suspended • PT-FI working with GoI to allow exports during outage • PT-FI expects insurance coverage for repair costs • Mining operations in Central Papua and PMR project have not been impacted New Smelter October 19, 2024 Acid Plant Common Gas Cleaning & Wet Electrostatic Precipitators Area of Fire

7 Americas Leach Innovation Initiatives Low Cost, High Value South America 16% Other North America 34% Morenci 50% Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. Significant Potential Phase 1 Proving Concept 25% Phase 2 Scaling in progress 25% Phase 3 Innovation in progress 50% 39 bn lbs Contained * ~800 mm lbs/annum 14 22 29 46 47 51 55 58 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Scaling the Opportunity (mm lbs) Long-term Production Target ✓

THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

Project Pipeline Progress Report

New Leach Technologies
Americas

- Sustaining initial target of ~200 mm lbs/yr
- High probability of increasing to ~300 – 400 mm lbs/yr in 2026
- Driving innovation toward 800 mm lbs/yr over next 3-5 yrs

Bagdad Expansion
Arizona

- Targeting investment decision by YE 2025 with start-up in 2029
- 200 – 250 mm incremental lbs/yr
- Derisking in progress with autonomous conversion, tailings infrastructure investment and housing

Lone Star Expansions
Arizona

- Commenced pre-feasibility study with expected completion by YE 2025
- Targeting incremental addition of 300 – 400 mm lbs/yr beginning in 2030s
- Substantial resource

El Abra Expansion
Chile

- Preparing EIS, targeting submission by YE 2025
  - 3-yr permitting process
  - 4-yr construction
- Potential start-up in 2033 timeframe
- ~750 mm lbs/yr
- Potential Reserve adds: ~20 bn lbs

Grasberg District
Indonesia

- Kucing Liar project in development
  - Ramp-up to commence prior to 2030
  - 560 mm lbs Cu & 520 k oz Au per annum reflected in base plan
- Extension of mining rights beyond 2041 would create opportunities for future growth

ANTICIPATED CAPITAL INVESTMENT

New Leach Technologies	Bagdad Expansion	Lone Star Expansions	El Abra Expansion	Grasberg District
<$1 billion	Incremental investment $3.5 billion based on recent feasibility Incentive Price: $3.50-$4/lb	Developing estimate	~$7.5 billion (under review) Excludes $2 bn for extension of leach operations Incentive Price: <$4/lb	~$4.0 billion for Kucing Liar $0.5 billion incurred to date

8

9 Annual Sales Profile NOTE: Consolidated copper sales include 1.34 bn lbs in 2023, 1.39 bn lbs in 2024e, 1.37 bn lbs in 2025e and 1.42 bn lbs in 2026e for noncontrolling interests; excludes purchased copper. 2024e assumes deferrals of ~85 mm lbs of copper related to inventory held at PT-FI’s new smelter and are dependent on continuation of copper concentrate exports during the restoration period of PT-FI’s new smelter. 0.0 1.0 2.0 3.0 4.0 5.0 2023 2024e 2025e 2026e 4.1 4.1 4.2 4.3 0 1 2 2023 2024e 2025e 2026e 1.7 1.5 1.5 0 25 50 75 100 2023 2024e 2025e 2026e 81 80 90 90 e = estimate. NOTE: Consolidated gold sales include 808k ozs in 2023, 929k ozs in 2024e, 770k ozs in 2025e and 770k ozs in 2026e for noncontrolling interests. 2024e assumes deferrals of ~85 k ozs of gold related to inventory held at PT-FI’s new smelter and are dependent on continuation of copper concentrate exports during the restoration period of PT-FI’s new smelter. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) October 2024 Estimate 1.8

10 NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (1) U.S. Dollar Exchange Rates: 947 Chilean peso, 15,400 Indonesian rupiah, $0.67 Australian dollar, $1.10 Euro, 3.79 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’25e/’26e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $320 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 50 Currencies (1) +/-10% $155 Diesel +/-10% $ 60 Copper +/-$0.10/lb $420 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 75 Currencies (1) +/-10% $220 Diesel +/-10% $ 85 Assuming $2,600/oz gold, $20/lb molybdenum

11 2023 2024e 2025e Consolidated Capital Expenditures Major Projects (1) Construction spending includes $1.0 bn in 2024e and $0.4 bn in 2025e; these amounts exclude capitalized interest and $0.3 bn in owner’s costs and commissioning in 2024e. (2) Major projects include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and initial spending on a new gas-fired combined cycle facility ($0.8 bn in 2024e and $1.0 bn in 2025e). For details of discretionary spending see slide 23. NOTE: Amounts include capitalized interest. Discretionary CAPEX and spending on downstream processing facilities will be excluded from the free cash flow (as defined on slide 12) calculation for purposes of the performance-based payout framework. e= estimate. ($ in bns) $1.7(2) $1.2(2) $1.3 $3.1 $1.6 $1.1(2)Planned Discretionary Planned Discretionary $1.5 $0.6 $4.2 Other Other Excluding Indonesia Downstream Projects CAPEX (1) $1.4 $1.2(2) Planned Discretionary $1.0 $3.6 Other

THE VALUE OF COPPER

Financial Policy: Performance-Based Payout Framework

~50% free cash flow(1) for shareholder returns

FREEPORT
FOREMOST IN COPPER

Maintaining Strong Balance Sheet

- Strong credit metrics
- Investment Grade rated by S&P, **Moody's and Fitch**
- Net debt, excluding downstream projects, below $3-4 bn threshold (2)


$3.4
Net Debt, (2) excluding Indonesia downstream projects
$ in bns
$0.5
6/30/2021
9/30/2024 (2)

Providing Cash Returns to Shareholders

$4.5 bn Distributed Since 6/30/21


Base Dividend
31%
Share Repurchases (3)
42%
Variable Dividend
27%

Advancing Organic Growth Opportunities

- Positioned for future growth
- Organic project pipeline
  - Leach innovation initiatives
  - Kucing Liar/Grasberg District
  - Bagdad 2X
  - El Abra expansion
  - Lone Star sulfide expansions

Board reviews structure of performance-based payout framework at least annually

(1) Free cash flow equals available cash flows generated after planned capital spending (excluding Indonesia downstream processing facilities funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
(2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds, which totaled $1.0 bn at 9/30/24. Net debt excludes $3.2 bn of debt associated with the Indonesia downstream processing facilities.
(3) FCX acquired 49.0 mm shares of its common stock for a total cost of $1.9 bn ($38.64 avg. cost per share) under program since November 2021, including 1.2 mm shares for a total cost of $59 mm in July 2024.
Refer to non-GAAP disclosure on slide 2.

12

13 Executing Clearly Defined Strategy Focused On Copper 13 Responsible producer of scale Long-lived reserves Organic growth options Solid balance sheet Experienced management team Cash returns to shareholders

14 Reference Slides

THE VALUE OF COPPER

Financial Highlights

FREEPORT
FOREMOST IN COPPER

Sales Data	3Q24	3Q23
Copper		
Consolidated Volumes, excluding purchases (mm lbs)	1,035	1,109
Average Realization (per lb)	$ 4.30	$ 3.80
Site Production & Delivery Costs (per lb)	$ 2.61	$ 2.27
Unit Net Cash Costs (per lb)	$ 1.39 (1)	$ 1.73
Gold		
Consolidated Volumes *(000's ozs)*	558	399
Average Realization (per oz)	$2,568	$1,898
Molybdenum		
Consolidated Volumes (mm lbs)	19	20
Average Realization (per lb)	$22.88	$23.71

Financial Results (in billions, except per share amounts)

Revenues	$ 6.8	$ 5.8
Net Income Attributable to Common Stock	$ 0.5	$ 0.5
Diluted Net Income Per Share	$ 0.36	$ 0.31
Operating Cash Flows (2)	$ 1.9	$ 1.2
Capital Expenditures	$ 1.2	$ 1.2
Total Debt (3)	$ 9.7	$ 9.4
Consolidated Cash and Cash Equivalents (4)	$ 5.0	$ 5.7

(1) Includes 3¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with a new CLA.
(2) Includes working capital and other uses of <$0.1 bn for 3Q24 and $0.5 bn for 3Q23.
(3) Includes $3.0 bn in senior notes issued by PT-FI and 3Q24 also includes $0.25 bn in borrowings under the PT-FI revolver.
(4) Excludes $1.0 bn at 9/30/24 and $0.5 bn at 9/30/23 of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks.
NOTE: Refer to non-GAAP disclosure on slide 2.



15

16 3Q 2024 Mining Operating Summary (1) Includes 6 mm lbs in 3Q24 and 3Q23 from South America. (2) Silver sales totaled 0.9 mm ozs in 3Q24 and 1.1 mm ozs in 3Q23. (3) Silver sales totaled 2.1 mm ozs in 3Q24 and 1.3 mm ozs in 3Q23. (4) South America includes 12¢/lb and consolidated includes 3¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with a new CLA. (5) Indonesia includes 30¢/lb and consolidated includes 12¢/lb for PT-FI’s export duties. NOTE: Refer to non-GAAP disclosure on slide 2. Site Production & Delivery, excl. adjs. $3.64 $2.65 $1.82 $2.61 By-product Credits (0.53) (0.37) (3.50) (1.71) Treatment Charges 0.13 0.15 0.37 0.24 Royalties & Export Duties - 0.01 0.60 0.25 Unit Net Cash Costs / (Credits) $3.24 $2.44 $(0.71) $1.39 North South America America Indonesia Consolidated(per lb of Cu)3Q24 Unit Net Cash Costs / (Credits) North America 2019 (1) Mo mm lbs 372 316 3Q24 3Q23 Cu mm lbs Indonesia (3) 430426 395 554 South America 293 307 by Region Au 000 ozs Sales From Mines for 3Q24 3Q24 3Q23 3Q24 3Q23 3Q24 3Q233Q24 3Q23 (2) (5) (1) (4) (4) (5)

17 $0 $2 $4 $6 $8 2024 2025 2026 2027 2028 2029 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $5.9 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes $0.7 4.55% Sr. Notes PT-FI Revolver $ 0.3 FCX/FMC Senior Notes/Other 6.4 PT-FI Senior Notes 3.0 Total Debt $ 9.7 Cons. Cash, Cash Eq. & Deposits(1) $ 6.0 Net Debt (2) $ 3.7 Net Debt/Adjusted EBITDA(3) 0.4x $ - at 9/30/24Total Debt & Cash $ - $1.4 (1) Includes $1.0 bn of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. (2) Includes $3.2 bn of debt associated with the Indonesia downstream processing facilities. (3) Trailing 12-months. (4) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. NOTE: Refer to non-GAAP disclosure on slide 2. (4) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $5.0 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.5 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125% & 4.375% Sr. Notes $1.2 Attractive Debt Maturity Profile $0.5 5.25% Sr. Notes

THE VALUE OF COPPER

FREEPORT
FOREMOST IN COPPER

2024e Outlook

Sales Outlook

- Copper: 4.1 billion lbs
- Gold: 1.8 million ozs
- Molybdenum: 80 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2024e: $2.48/lb
  - 4Q24e: $2.45/lb
- After by-product credits[1]
  - 2024e: $1.58/lb[2]
  - 4Q24e: $1.72/lb[3]

Operating Cash Flows [1,4]

- ~$6.8 billion @ $4.25/lb copper in 4Q24e
- Each 10¢/lb change in copper in 4Q24e = $90 million impact

Capital Expenditures

- $3.6 billion (excluding downstream projects)
  - $2.2 billion for major projects[5]
  - $1.4 billion for other projects

(1) Assumes average prices of $2,600/oz gold and $20/lb molybdenum in 4Q24e.
(2) 2024e consolidated unit net cash costs include 12¢/lb for PT-FI export duties and 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with new CLAs.
(3) 4Q24e consolidated unit net cash costs include 11¢/lb for assessment of PT-*FI's export duties.*
(4) Each $100/oz change in gold is estimated to have an approximate $30 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $15 mm impact.
(5) Major projects CAPEX includes $1.2 bn for planned projects and $1.0 bn of discretionary projects.
NOTE: Copper and gold sales estimates are dependent on continuation of copper concentrate exports during the restoration period of PT-*FI's new smelter.*
e = estimate. Refer to non-GAAP disclosure on slide 2.



18

THE VALUE OF COPPER

2024e Operational Data

FREEPORT
FOREMOST IN COPPER



2024e Sales by Region


North America
South America
Indonesia(2)
1,240
Cu
mm lbs
80 (1)
Mo
mm lbs
1,170
Cu
mm lbs
1,645
Cu
mm lbs
1.8 (3)
Au
mm ozs

2024e Unit Net Cash Costs / (Credits) [4]	North America	South America	Indonesia	Consolidated
Site Production & Delivery [5] (per lb of Cu)	$3.46	$2.64 [6]	$1.62	$2.48 [6]
By-product Credits	(0.45)	(0.34)	(2.75)	(1.35)
Treatment Charges	0.13	0.16	0.35	0.23
Royalties & Export Duties	0.00	0.01	0.55 [7]	0.22 [7]
Unit Net Cash Costs / (Credits)	$3.14	$2.47	$(0.23)	$1.58

(1) Includes molybdenum produced in South America.
(2) Copper and gold sales estimates are dependent on continuation of copper concentrate exports during the restoration period of PT-*FI's new smelter.*
(3) Includes gold produced in North America.
(4) Estimates assume average prices of $2,600 oz for gold and $20/lb for molybdenum in 4Q24e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(5) Production costs include profit sharing in South America and severance taxes in North America.
(6) South America includes 8¢/lb and consolidated includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with new CLAs.
(7) Indonesia includes 28¢/lb and consolidated includes 12¢/lb for export duties at PT-FI.

NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

19

20 NOTE: Consolidated copper sales include 386 mm lbs in 1Q24, 314 mm lbs in 2Q24, 355 mm lbs in 3Q24 and 332 mm lbs in 4Q24e for noncontrolling interests; excludes purchased copper. Estimates are dependent on continuation of copper concentrate exports during the restoration period of PT-FI’s new smelter. 0 200 400 600 800 1000 1200 1Q24 2Q24 3Q24 4Q24e 1,108 931 1,035 980 0 150 300 450 600 1Q24 2Q24 3Q24 4Q24e 361 558 340 0 5 10 15 20 25 1Q24 2Q24 3Q24 4Q24e 20 21 19 20 NOTE: Consolidated gold sales include 289k ozs in 1Q24, 183k ozs in 2Q24, 283k ozs in 3Q24 and 174k ozs in 4Q24e for noncontrolling interests. Estimates are dependent on continuation of copper concentrate exports during the restoration period of PT- FI’s new smelter. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2024e Quarterly Sales e = estimate. 568

21 Metal Production, 2023 – 2028e 1.7 1.8 1.6 1.7 1.7 1.6 2.0 1.9 1.6 1.5 1.5 1.4 2023 2024e 2025e 2026e 2027e 2028e Cu bn lbs Au mm ozs Total: 8.4 billion lbs copper Annual Average: ~1.7 billion lbs 2024e – 2028e Copper Total: 7.9 million ozs gold Annual Average: ~1.6 million ozs 2024e – 2028e Gold Grasberg Minerals District Mine Plan NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance, the continuation of copper concentrate exports during the restoration period of PT-FI’s new smelter, and other factors. FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer a portion of production in inventory until final sale upon ramp up of its new downstream processing facilities. This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate.

THE VALUE OF COPPER

PT-FI's IUPK Extension Update

FREEPORT
FOREMOST IN COPPER

- Government issued regulation in 2Q24 to allow life-of-mine extension
- Conditions for IUPK holders include
  - Ownership of integrated downstream facilities that have entered the operational stage
  - Domestic ownership of at least 51% and agreement with a state-owned enterprise for an additional 10% ownership
  - Commitments for additional exploration and increases in refining capacity approved by the Ministry of Energy and Minerals
- Application for extension may be submitted at any time prior to the current IUPK expiration
- PT-FI is currently preparing its application submittal
- Extension would enable continuity of large-scale operations for the benefit of all stakeholders
  - Would provide growth options through additional resource development opportunities

Potential beyond 2041



Mineral Resources
Potential/Exploration Targets
Plan View
View Looking Northeast
Dom
GBT OP
In-fill drilling of Grasberg BC & Kucing Liar Resources
Deeper Extension of Big Gossan mineralization
Deeper extension of DMLZ mineralization

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THE VALUE OF COPPER

FREEPORT
FOREMOST IN COPPER

Discretionary Capital Projects*

Kucing Liar

- Commenced 10-year mine development in 2022
- Sustain large-scale, low-cost Cu & Au production
- Capital investment: ~$400 mm/yr average (~$280 mm in 2024e)
- 7 bn lbs copper & 6 mm ozs gold through 2041
  - ~ 560 mm lbs & 520K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit (4Q24e target date)
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$530 mm (~$205 mm in 2024e)

Grasberg Energy Transition to Natural Gas

- Advancing plans to transition existing energy source from coal to natural gas
- CAPEX of ~$70 mm in 2024e (see slide 26)

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$300 mm (~$65 mm in 2024e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting ~300 mm lbs of copper/annum
  - +50 mm lbs/yr of incremental production

Bagdad 2X Expansion

- Potential expansion to double concentrator capacity
- Completed feasibility study in late 2023 (see slide 24)
- Expanding tailings infrastructure and early works: ~$170 mm in 2024e

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$400 mm (~$150 mm in 2024e)
- Expect to commence production in 2025e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia downstream processing facilities will be excluded from the free cash flow calculation (defined on slide 12) for purposes of the performance-based payout framework.

NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

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THE VALUE OF COPPER

Bagdad 2X Expansion Update

FREEPORT
FOREMOST IN COPPER


BAGDAD
2X
BAGDAD

- Operation located in northwest Arizona
- Reserve life exceeds 80 years
- Converting existing manned haul truck fleet to 100% autonomous
- Completed technical studies in late 2023 to double concentrator capacity
  - Expected to expand concentrator capacity by ~90-105k t/d
  - Project capital approximates $3.5 billion
  - Economics indicate $3.50 - $4.00/lb incentive copper price
  - Expected to add incremental production of 200 to 250 mm lbs/yr of copper & ~10 mm lbs/yr of molybdenum
  - Construction timeline: 3-4 years
- Investment decision pending copper market conditions, labor availability
- Advancing activities for expanded tailings infrastructure to enhance project optionality

24

25 Autonomous Haulage at Bagdad • Bagdad expected to become first U.S. mine with a fully autonomous haulage system • Converting existing manned fleet to 100% autonomous – ~30 trucks – CAPEX ~$65 mm – Target completion YE 2025 • Potential for efficiency gains / productivity improvements • Emissions reduction expected from reduced idle time and improved efficiency • Initiative helps alleviate hiring needs and housing challenges • Project will position us to capitalize on future technological advancements in electrification

THE VALUE OF COPPER

Combined Cycle Gas Turbine Power Plant at Grasberg

FREEPORT
FOREMOST IN COPPER

- Completed feasibility study to replace existing coal plant at Grasberg with 265MW gas-fired combined cycle facility
- ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units); costs expected to be incurred over the next four years
- LNG supplied to a floating storage and regas unit permanently moored offshore; natural gas delivered via subsea pipeline to dual fuel power plant and CCGT
- Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply
- **Expected to meaningfully reduce Grasberg's Scope 1** greenhouse gas emissions


Offshore
LNG Carrier
LNG transfer
Floating Storage & Regas Unit (FSRU)
Subsea gas pipeline
Portsite
Dual Fuel Power Plant (DFPP)
New Combined Cycle Gas Turbine Power Plant (CCGT)


New Camp
CCGT
Dual Fuel Power Plant
Coal Stockpile
Coal Plant
Concentrate Facilities
PORTSITE

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THE VALUE OF COPPER

FREEPORT
FOREMOST IN COPPER

Adjusted EBITDA Reconciliation

($ in mm)	3Q24	3Q23	9 mos ended 9/30/24
Net income attributable to common stock	$526	$454	$1,615
Interest expense, net	72	96	249
Income tax provision	737	508	2,003
Depreciation, depletion and amortization	600	533	1,704
Accretion and stock-based compensation	51	51	187
Other net charges (1)	103	121	411
Gain on early extinguishment of debt	-	(5)	-
Other income, net	(97)	(71)	(295)
Net income attributable to noncontrolling interests	710	510	2,063
Equity in affiliated companies' net earnings	(10)	-	(14)
Adjusted EBITDA (2)	$2,692	$2,197	$7,923

(1) The 2024 periods primarily include nonrecurring labor-contract charges at Cerro Verde ($34 mm in 3Q24 and $99 mm for the 9 months ended 9/30/2024), net charges related to assumed oil and gas abandonment obligations resulting from bankruptcies of other companies ($1 mm in 3Q24 and $99 mm for the 9 months ended 9/30/24), net charges related to adjustments to environmental obligations and related litigation reserves ($3 mm in 3Q24 and $76 mm for the 9 months ended 9/30/24), oil and gas charges associated with the write down of a historical contingent consideration asset and impairment of oil and gas properties ($46 mm in 3Q24 and $50 mm for the 9 months ended 9/30/24), and metals inventory adjustments/write-offs ($6 mm in 3Q24 and $42 mm for the 9 months ended 9/30/24). The 9 months ended 9/30/24 also include charges totaling $34 mm that were capitalized in prior years associated with construction of PT-*FI's new smelter and precious metals refinery. The 3Q23 period primarily includes* net charges associated with adjustments to environmental obligations and related litigation reserves ($83 mm) and the impairment of oil and gas properties ($45 mm).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to *evaluate companies' performance, including,* among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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